THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST

Cash Portfolio
Term Portfolio

Semiannual Report

December 31, 2000

NC-SANN-0201 125099
1.50079.103

Contents

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST
Cash Portfolio:
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of the fund's performance, strategy, and outlook.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Term Portfolio:
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of the fund's performance, strategy, and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Proxy Voting Results	<Click Here>

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of a fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including the possible loss of principal of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Semiannual Report

The North Carolina Capital Management Trust: Cash Portfolio

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended December 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
NCCMT - Cash Portfolio	3.27%	6.34%	30.55%	62.07%
All Taxable Money Market Funds Average	3.06%	5.89%	28.55%	57.94%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the all taxable money market funds average, which reflects the performance of taxable money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 1,008 money market funds.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
NCCMT - Cash Portfolio	6.34%	5.48%	4.95%
All Taxable Money Market Funds Average	5.89%	5.14%	4.67%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

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The North Carolina Capital Management Trust: Cash Portfolio
Performance - continued

Yields

	1/2/01	10/3/00	6/27/00	3/28/00	12/28/99

NCCMT - Cash Portfolio	6.46%	6.44%	6.40%	5.77%	5.70%

All Taxable Money Market Funds Average	5.91%	5.99%	5.91%	5.38%	5.13%

	1/3/01	9/27/00	6/28/00	3/29/00	12/29/99

MMDA	2.11%	2.11%	2.11%	2.04%	2.07%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average and the average bank money market deposit account (MMDA). Figures for the all taxable money market funds average are from iMoneyNet, Inc. The MMDA average is supplied by BANK RATE MONITOR.(TM)

A money market fund's total returns and yields
will vary, and reflect past results rather than
predict future performance.

Comparing
Performance

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

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Semiannual Report

The North Carolina Capital Management Trust: Cash Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Robert Duby, Portfolio Manager of The North Carolina Capital Management Trust: Cash Portfolio

Q. Bob, what was the investment environment like during the six months that ended December 31, 2000?

A. During the period, the market began to anticipate that interest rates would decline in the coming year. Labor markets remained tight, but pressure there began to ease. The unemployment rate ticked up to 4% in November from a 30-year low of 3.9% in April. Further, initial jobless claims trended consistently higher during the period and layoff announcements became more prevalent, suggesting that some slack in the labor market might be building. Most major stock markets tumbled in 2000, with the technology-laden NASDAQ experiencing the sharpest pullback. This softened consumer demand driven by the wealth effect; ever-rising asset prices had supported strong personal demand - a significant component of gross domestic product (GDP) - during the economic boom of the late '90s. Business investment also showed signs of slowing, as tighter financial conditions made it harder for some companies to attract capital.

Q. How did this backdrop influence economic growth?

A. Overall, annualized GDP slowed to 2.2% in the third quarter of 2000. Most preliminary fourth quarter estimates also called for less than 3% growth, well below the pace set at the beginning of 2000. Higher energy prices were the main culprit as consumer price inflation increased during the period. With economic growth slowing and a modest inflation outlook, the Federal Reserve Board made no changes to short-term interest rates. However, the Fed did maintain a bias toward raising rates to cool growth until their final meeting of the year in December. At that time, the Fed switched to a bias toward lowering rates. It cited tightening financial conditions, deteriorating consumer sentiment and weaker demand as key reasons for the bias change.

Q. What was your strategy with the fund?

A. I sought to capitalize on market uncertainty regarding future Fed interest-rate policy while maintaining adequate portfolio liquidity. The incremental yield from investing in longer-term instruments was not sufficient to justify the increased risk they carried in an uncertain credit environment. Our strategy was to err on the side of caution, because economic weakness or a possible sudden, screeching halt of the economy concerned us. Therefore, even though the Fed was primed to ease rates, we kept most investments in the six-month-and-under range, looking to protect the fund's net asset value instead of reaching for yield.

Q. How did the fund perform?

A. The fund's seven-day yield on December 31, 2000, was 6.46%, compared to 6.41% six months ago. Through December 31, 2000, the fund's six-month total return was 3.27%, compared to 3.06% for the all taxable money market funds average tracked by iMoneyNet, Inc.

Q. What's your outlook?

A. At present, the market anticipates significant Fed rate cuts in early 2001. In addition, many market participants are fearful that an overall market credit problem similar to those we experienced in the autumn of 1998 might arise. Clearly, economic growth has slowed, and consumer sentiment has continued to deteriorate as a result of falling stock prices, increased layoff announcements, and higher heating and fuel costs. Inflation also has ticked up somewhat recently. Given this type of investment environment, we will focus even more intently on credit quality going forward.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, please see Page 2.

Fund Facts

3

Goal: seeks to obtain high current income consistent with the preservation of capital and liquidity, and to maintain a constant net asset value per share of $1.00

Start date: September 2, 1982

Size: as of December 31, 2000, more than $3.2 billion

Manager: Robert Duby, since 1998; joined Fidelity in 1982

Semiannual Report

The North Carolina Capital Management Trust: Cash Portfolio

Investments December 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Commercial Paper (a) - 77.8%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Associates Corp. of North America
2/8/01	6.66%	$ 5,000,000	$ 4,965,378
2/13/01	6.65	5,000,000	4,961,001
2/16/01	6.70	10,000,000	9,916,561
Associates First Capital BV
2/14/01	6.65	20,000,000	19,840,133
3/1/01	6.66	10,000,000	9,893,144
3/2/01	6.64	25,000,000	24,729,167
AT&T Corp.
2/27/01	6.71	25,000,000	24,742,708
3/26/01	6.70	25,000,000	24,622,583
Bank of America Corp.
2/22/01	6.64	50,000,000	49,531,278
3/13/01	6.70	25,000,000	24,680,993
Centric Capital Corp.
1/18/01	6.69	21,500,000	21,432,484
1/22/01	6.67	13,300,000	13,248,562
1/31/01	6.63	14,412,000	14,333,094
2/7/01	6.66	4,200,000	4,171,726
3/19/01	6.40	10,000,000	9,865,250
CIT Group, Inc.
2/20/01	6.65	35,000,000	34,682,569
3/13/01	6.63	50,000,000	49,358,042
Citibank Credit Card Master Trust I (Dakota Certificate Program)
1/24/01	6.68	10,000,000	9,957,961
2/9/01	6.69	25,000,000	24,821,250
2/14/01	6.56	25,000,000	24,802,000
2/16/01	6.52	25,000,000	24,793,958
2/16/01	6.57	20,000,000	19,833,889
Citicorp
1/29/01	6.62	100,000,000	99,490,556
Corporate Receivables Corp.
1/16/01	6.64	50,000,000	49,862,500
1/19/01	6.67	70,000,000	69,770,050
3/5/01	6.59	5,000,000	4,943,300

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
CXC, Inc.
1/24/01	6.63%	$ 15,000,000	$ 14,936,942
2/5/01	6.65	50,000,000	49,681,354
2/13/01	6.65	20,000,000	19,843,767
2/20/01	6.65	20,000,000	19,818,611
Delaware Funding Corp.
1/16/01	6.64	10,368,000	10,339,488
1/23/01	6.68	16,551,000	16,483,840
2/8/01	6.65	49,893,000	49,548,572
2/22/01	6.65	80,000,000	79,244,267
Edison Asset Securitization LLC
1/2/01	6.60	150,000,000	149,972,498
Enterprise Funding Corp.
1/16/01	6.64	39,588,000	39,479,133
1/16/01	6.66	15,109,000	15,067,387
1/18/01	6.63	25,000,000	24,922,083
1/18/01	6.66	10,452,000	10,419,326
1/22/01	6.64	18,814,000	18,741,566
2/16/01	6.66	22,157,000	21,971,558
3/30/01	6.43	7,000,000	6,891,858
Falcon Asset Securitization Corp.
1/22/01	6.71	15,000,000	14,941,988
1/29/01	6.71	53,910,000	53,632,214
2/13/01	6.54	28,523,000	28,302,573
2/14/01	6.50	40,000,000	39,685,156
3/6/01	6.64	6,035,000	5,965,155
Fleet Funding Corp.
1/25/01	6.66	5,000,000	4,978,000
1/31/01	6.68	20,000,000	19,889,833
Ford Motor Credit Co.
1/25/01	6.62	100,000,000	99,563,333
2/12/01	6.53	50,000,000	49,623,167
GE Capital International Funding, Inc.
2/7/01	6.65	10,000,000	9,932,681
2/8/01	6.67	10,000,000	9,931,494
Commercial Paper (a) - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
General Electric Capital Corp.
2/8/01	6.73%	$ 40,000,000	$ 39,724,289
2/13/01	6.68	20,000,000	19,844,961
2/22/01	6.69	50,000,000	49,531,278
2/26/01	6.71	25,000,000	24,747,222
General Electric Capital Services, Inc.
2/7/01	6.72	20,000,000	19,865,978
3/19/01	6.40	10,000,000	9,865,250
General Motors Acceptance Corp.
2/1/01	6.71	20,000,000	19,887,711
2/12/01	6.64	50,000,000	49,619,667
2/14/01	6.60	25,000,000	24,802,611
2/15/01	6.64	10,000,000	9,918,500
2/20/01	6.64	5,000,000	4,954,653
2/28/01	6.64	50,000,000	49,478,806
Household Finance Corp.
1/25/01	6.65	35,000,000	34,847,167
3/14/01	6.42	10,000,000	9,873,600
Kitty Hawk Funding Corp.
1/22/01	6.64	20,000,000	19,923,000
1/25/01	6.63	6,041,000	6,014,460
New Center Asset Trust
1/30/01	6.65	20,386,000	20,278,600
2/15/01	6.65	35,000,000	34,714,313
2/16/01	6.65	5,000,000	4,958,281
2/20/01	6.65	5,000,000	4,954,583
Park Avenue Receivables Corp.
1/22/01	6.66	10,000,000	9,961,383
1/29/01	6.66	35,000,000	34,820,333
1/29/01	6.67	66,048,000	65,711,008
Preferred Receivables Funding Corp.
2/1/01	6.66	25,000,000	24,858,347
2/7/01	6.58	25,000,000	24,832,729
2/15/01	6.66	15,000,000	14,877,750
Salomon Smith Barney Holdings, Inc.
1/22/01	6.65	45,000,000	44,827,013
1/29/01	6.62	10,000,000	9,949,056

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Three Rivers Funding Corp.
1/22/01	6.64%	$ 50,000,000	$ 49,807,500
Triple-A One Funding Corp.
1/2/01	6.71	75,173,000	75,159,009
2/9/01	6.62	33,398,000	33,161,375
Ventures Business Trust
2/21/01	6.59	10,000,000	9,907,208
Verizon Global Funding Corp.
2/20/01	6.61	39,000,000	38,646,833
Walt Disney Co.
4/26/01	6.36	30,000,000	29,403,917
Wells Fargo & Co.
3/2/01	6.50	5,000,000	4,946,583
3/22/01	6.41	50,000,000	49,300,000
Wells Fargo Financial, Inc.
2/16/01	6.68	20,000,000	19,832,100
2/27/01	6.63	10,000,000	9,896,767
TOTAL COMMERCIAL PAPER	2,564,761,822
Federal Agencies - 16.8%

Fannie Mae - 7.5%
Discount Notes - 7.5%
2/15/01	6.52	150,000,000	148,797,188
5/3/01	6.53	100,000,000	97,858,222

Freddie Mac - 9.3%
Discount Notes - 9.3%
2/1/01	6.57	12,000,000	11,936,347
2/7/01	6.50	50,000,000	49,686,528
2/8/01	6.53	150,000,000	148,981,917
4/26/01	6.51	99,750,000	97,739,345
TOTAL FEDERAL AGENCIES	554,999,547
U.S. Treasury Obligations - 1.5%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
U.S. Treasury Notes - Principal Strips - 1.5%
7/31/01	6.53%	$ 50,000,000	$ 48,176,032
Repurchase Agreements - 3.9%
Maturity Amount
In a joint trading account (U.S. Treasury Obligations) dated 12/29/00 due 1/2/01 At 6.1%	$ 128,322,916	128,236,000
TOTAL INVESTMENT PORTFOLIO - 100.0%	3,296,173,401
NET OTHER ASSETS - (0.0%)	(1,557,263)
NET ASSETS - 100%	$ 3,294,616,138
Total Cost for Income Tax Purposes $ 3,296,173,401
Legend

(a) Cash Portfolio only purchases commercial paper with the highest possible ratings from at least one nationally recognized rating service. A substantial portion of Cash Portfolio's investments are in commercial paper of banks, finance companies and companies in the securities industry.

Income Tax Information
At June 30, 2000, the fund had a capital loss carryforward of approximately $170,000 all of which will expire on June 30, 2008.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

The North Carolina Capital Management Trust: Cash Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $128,236,000) - See accompanying schedule		$ 3,296,173,401
Cash		88,702
Receivable for fund shares sold		3,005,177
Interest receivable		65,191
Total assets		3,299,332,471
Liabilities
Payable for fund shares redeemed	$ 1,728,480
Distributions payable	1,795,609
Accrued management fee	646,859
Deferred trustees' compensation	545,385
Total liabilities		4,716,333
Net Assets		$ 3,294,616,138
Net Assets consist of:
Paid in capital		$ 3,294,784,748
Accumulated net realized gain (loss) on investments		(168,610)
Net Assets, for 3,294,758,784 shares outstanding		$ 3,294,616,138
Net Asset Value, offering price and redemption price per share ($3,294,616,138 ÷ 3,294,758,784 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

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The North Carolina Capital Management Trust: Cash Portfolio

Financial Statements - continued

Statement of Operations

	Six months ended December 31, 2000 (Unaudited)
Investment Income Interest		$ 99,931,557
Expenses
Management fee	$ 3,616,913
Non-interested trustees' compensation	84,833
Total expenses before reductions	3,701,746
Expense reductions	(3,610)	3,698,136
Net investment income		96,233,421
Net Realized Gain (Loss) on Investments		(2)
Net increase in net assets resulting from operations		$ 96,233,419

See accompanying notes which are an integral part of the financial statements.

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The North Carolina Capital Management Trust: Cash Portfolio

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended December 31, 2000 (Unaudited)	Year ended June 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 96,233,421	$ 161,622,748
Net realized gain (loss)	(2)	(162,826)
Net increase (decrease) in net assets resulting from operations	96,233,419	161,459,922
Distributions to shareholders from net investment income	(96,233,421)	(161,622,748)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	4,407,195,713	8,069,215,961
Reinvestment of distributions from net investment income	85,057,515	140,467,872
Cost of shares redeemed	(4,056,310,670)	(8,142,672,819)
Net increase (decrease) in net assets and shares resulting from share transactions	435,942,558	67,011,014
Total increase (decrease) in net assets	435,942,556	66,848,188
Net Assets
Beginning of period	2,858,673,582	2,791,825,394
End of period	$ 3,294,616,138	$ 2,858,673,582

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended December 31, 2000	Years ended June 30,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.032	.056	.049	.053	.051	.053
Less Distributions
From net investment income	(.032)	(.056)	(.049)	(.053)	(.051)	(.053)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return B	3.27%	5.69%	5.05%	5.47%	5.25%	5.43%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 3,295	$ 2,859	$ 2,792	$ 2,480	$ 1,984	$ 1,740
Ratio of expenses to average net assets	.25% A	.32%	.32%	.34%	.35%	.36%
Ratio of net investment income to average net assets	6.40% A	5.56%	4.92%	5.34%	5.13%	5.27%

A Annualized

B Total returns for periods of less than one year are not annualized.

Semiannual Report

The North Carolina Capital Management Trust: Term Portfolio

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended December 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
NCCMT - Term Portfolio	3.69%	6.57%	30.50%	67.88%
LB 1-Year US Treasury	3.54%	6.74%	32.06%	71.40%
Short US Government Funds Average	4.77%	7.94%	28.91%	75.99%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, Six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-Year U.S. Treasury Index - a one security index which at the beginning of every month selects the Treasury maturing closest to but not beyond one year from that date. To measure how the fund's performance stacked up against its peers, you can compare it to the short U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 76 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

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The North Carolina Capital Management Trust: Term Portfolio
Performance - continued

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
NCCMT - Term Portfolio	6.57%	5.47%	5.32%
LB 1-Year US Treasury	6.74%	5.72%	5.54%
Short US Government Funds Average	7.94%	5.20%	5.80%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the results.)

Semiannual Report

The North Carolina Capital Management Trust: Term Portfolio
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in North Carolina Capital Management Trust: Term Portfolio on December 31, 1990. As the chart shows, by December 31, 2000, the value of the investment would have grown to $16,788 - a 67.88% increase on the initial investment. For comparison, look at how the Lehman Brothers 1-Year U.S. Treasury Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,140 - a 71.40% increase.

3

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

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The North Carolina Capital Management Trust: Term Portfolio
Performance - continued

Total Return Components

	Six months ended December 31,	Years ended June 30,
	2000	2000	1999	1998	1997	1996
Dividend returns	3.69%	5.76%	6.62%	7.08%	7.62%	6.16%
Capital returns	0.00%	-0.75%	-1.68%	-1.45%	-1.73%	-0.91%
Total returns	3.69%	5.01%	4.94%	5.63%	5.89%	5.25%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended December 31, 2000	Past 1 month	Past 6 months	Past 1 year
Dividends per share	7.37¢ A	33.68¢	60.23¢
Annualized dividend rate	9.34% A	7.21%	6.49%
30-day annualized yield	5.49%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.29 over the past one month, $9.27 over the past six months and $9.28 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

A The past month dividends per share include additional nonrecurring distributions required by federal tax regulations. These distributions may not be reflected in future monthly distributions.

Semiannual Report

The North Carolina Capital Management Trust: Term Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Robert Duby, Portfolio Manager of The North Carolina Capital Management Trust: Term Portfolio

Q. How did the fund perform, Bob?

A. For the six months that ended December 31, 2000, the fund returned 3.69%, compared to the 4.77% return of the short U.S. government funds average for the same period, according to Lipper Inc. The Lehman Brothers 1-Year U.S. Treasury Index returned 3.54% for the same period.

Q. What was the investment environment like during the period?

A. Market sentiment evolved to reflect the anticipation that interest rates would decline in 2001. While unemployment was still low, the pressure seen there began to subside. The unemployment rate ticked up from a 30-year low of 3.9% in April to 4.0% in November. In addition, initial jobless claims rose during the period as did layoff announcements, suggesting that some slack in the labor market might diffuse inflationary pressures. The major stock markets generally tumbled in 2000; the technology-laden NASDAQ experienced the sharpest decline. Consumer demand softened in turn, dampening the wealth effect seen in the late '90s. In that scenario, ever-rising asset prices boosted personal demand - a significant component of gross domestic product (GDP) - during the economic boom of the late '90s. Businesses also invested less; tighter credit made it harder for some companies to borrow enough to sustain their capital spending.

Q. Did the economy show signs of slowing?

A. Yes, it did. In the third quarter of 2000, annualized GDP slowed to 2.2%. Most preliminary estimates currently call for less than 3% growth in the fourth quarter, well below the torrid pace seen earlier in 2000. Higher energy prices drove consumer price inflation a bit higher during the period. With a modest inflation outlook and a slowing economy, the Federal Reserve Board decided to keep short-term interest rates unchanged. Nevertheless, the Fed maintained a bias toward raising rates to cool growth until its final meeting of the year in December. Then, the Fed shifted to a bias toward lowering rates, citing tighter credit, deteriorating consumer sentiment and weaker demand as key reasons for the bias change.

Q. What was your strategy with the fund?

A. The fund continued to be managed with an eye toward the Lehman Brothers 1-Year U.S. Treasury Index. This benchmark is composed of the most recently issued one-year Treasury bills. Although the fund maintained a maturity distribution consistent with that of the benchmark, its composition differed from the index. The fund was largely invested in "off-the-run" Treasury bills and notes - those that have been in the market longer than the most recently issued "on-the-run" Treasury securities - because they offered modestly higher yields than "on-the-run" securities of similar maturity. Furthermore, strong demand for the most-recently issued one-year Treasury bill - resulting from the expectation that issuance of the instrument would be eliminated altogether because of reduced Treasury borrowing and a $30 billion long-term debt buyback program - caused it to trade expensively. Demand for "on-the run" Treasury bills caused the one-year Treasury bill to become relatively illiquid, reducing the overall yield of the benchmark index. The fund therefore benefited from focusing on "on-the-run" alternatives. In spite of the expected elimination of the one-year bill, we anticipate continuing to maintain a duration - a measure of the fund's interest-rate senstivity - of one year.

Q. What is your outlook?

A. The market is currently pricing in significant Fed rate cuts early in 2001. Speculation exists that there may be an overall market credit problem similar to those we experienced in the autumn of 1998. The economy has clearly slowed, with consumer confidence continuing to deteriorate due to plunging stock prices, layoff announcements, and higher heating and fuel costs. Going forward, our focus on credit quality will be very important within this type of environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, please see Page 2.

Fund Facts

3

Goal: seeks to obtain a high level of current income consistent with the preservation of capital

Start date: March 19, 1987

Size: as of December 31, 2000, more than $74 million

Manager: Robert Duby, since 1998; joined Fidelity in 1982

Semiannual Report

The North Carolina Capital Management Trust: Term Portfolio

Investments December 31, 2000

(Unaudited)

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 95.7%
	Principal Amount	Value (Note 1)
U.S. Treasury Obligations - 95.7%
U.S. Treasury Bills, yield at date of purchase 5.99% to 6.07% 11/29/01	$ 37,810,000	$ 36,033,686
U.S. Treasury Notes - Principal Strips:
0% 5/15/01	21,726,000	21,281,899
0% 5/15/02	15,000,000	13,953,450
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $70,873,363)		71,269,035
Cash Equivalents - 4.6%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 6.1%, dated 12/29/00 due 1/2/01 (Cost $3,390,000)	$ 3,392,298	3,390,000
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $74,263,363)		74,659,035
NET OTHER ASSETS - (0.3)%		(224,710)
NET ASSETS - 100%		$ 74,434,325
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $74,263,363. Net unrealized appreciation aggregated $395,672, all of which was related to appreciated investment securities.

At June 30, 2000, the fund had a capital loss carryforward of approximately $4,604,000 of which $244,000, $450,000, $1,410,000, $837,000 and $1,663,000 will expire on June 30, 2003, 2005, 2006, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

The North Carolina Capital Management Trust: Term Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $3,390,000) (cost $74,263,363) - See accompanying schedule		$ 74,659,035
Cash		212
Receivable for fund shares sold		11
Total assets		74,659,258
Liabilities
Distributions payable	$ 188,009
Accrued management fee	17,037
Deferred trustees' compensation	19,887
Total liabilities		224,933
Net Assets		$ 74,434,325
Net Assets consist of:
Paid in capital		$ 79,663,137
Distributions in excess of net investment income		(156,639)
Accumulated undistributed net realized gain (loss) on investments		(5,467,845)
Net unrealized appreciation (depreciation) on investments		395,672
Net Assets, for 8,019,923 shares outstanding		$ 74,434,325
Net Asset Value, offering price and redemption price per share ($74,434,325 ÷ 8,019,923 shares)		$9.28

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

The North Carolina Capital Management Trust: Term Portfolio

Financial Statements - continued

Statement of Operations

	Six months ended December 31, 2000 (Unaudited)
Investment Income Interest		$ 2,655,512
Expenses
Management fee	$ 102,899
Non-interested trustees' compensation	1,286
Total expenses before reductions	104,185
Expense reductions	(44)	104,141
Net investment income		2,551,371
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(391,902)
Change in net unrealized appreciation (depreciation) on investment securities		579,312
Net gain (loss)		187,410
Net increase (decrease) in net assets resulting from operations		$ 2,738,781

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

The North Carolina Capital Management Trust: Term Portfolio

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended December 31, 2000 (Unaudited)	Year ended June 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 2,551,371	$ 5,003,014
Net realized gain (loss)	(391,902)	(1,446,451)
Change in net unrealized appreciation (depreciation)	579,312	778,339
392.Net increase (decrease) in net assets resulting from operations	2,738,781	4,334,902
Distributions to shareholders from net investment income	(2,758,874)	(5,010,149)
Share transactions Net proceeds from sales of shares	3,011,289	1,816,712
Reinvestment of distributions	1,950,406	3,513,868
Cost of shares redeemed	(11,059,571)	(17,440,265)
Net increase (decrease) in net assets resulting from share transactions	(6,097,876)	(12,109,685)
Total increase (decrease) in net assets	(6,117,969)	(12,784,932)
Net Assets
Beginning of period	80,552,294	93,337,226
End of period (including (over) under distribution of net investment income of $(156,639) and $50,864, respectively)	$ 74,434,325	$ 80,552,294
Other Information Shares
Sold	324,725	195,561
Issued in reinvestment of distributions	210,349	377,912
Redeemed	(1,192,389)	(1,877,015)
Net increase (decrease)	(657,315)	(1,303,542)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended December 31, 2000	Years ended June 30,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 9.280	$ 9.350	$ 9.510	$ 9.650	$ 9.820	$ 9.910
Income from Investment Operations Net investment income	.311 D	.525 D	.615 D	.660 D	.729 D	.601
Net realized and unrealized gain (loss)	.026	(.069)	(.157)	(.134)	(.170)	(.093)
Total from investment operations	.337	.456	.458	.526	(.559)	.508
Less Distributions
From net investment income	(.337)	(.526)	(.618)	(.666)	(.729)	(.598)
Net asset value, end of period	$ 9.280	$ 9.280	$ 9.350	$ 9.510	$ 9.650	$ 9.820
Total Return B, C	3.69%	5.01%	4.94%	5.63%	5.89%	5.25%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 74	$ 81	$ 93	$ 76	$ 69	$ 64
Ratio of expenses to average net assets	.28% A	.35%	.35%	.36%	.37%	.38%
Ratio of expenses to average net assets after expense reductions	.28% A	.35%	.35%	.35% E	.37%	.38%
Ratio of net investment income to average net assets	6.64% A	5.64%	6.51%	6.93%	7.48%	6.06%
Portfolio turnover rate	430% A	150%	256%	433%	232%	89%

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Semiannual Report

Notes to Financial Statements

For the period ended December 31, 2000 (Unaudited)

1. Significant Accounting Policies.

Cash Portfolio and Term Portfolio (the funds) are funds of The North Carolina Capital Management Trust (the Trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the trust are offered exclusively to local government and public authorities of the state of North Carolina. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation.

Cash Portfolio. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Term Portfolio. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For Cash Portfolio, accretion of discount represents unrealized gain until realized at the time of a security disposition or maturity.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. The non-interested Trustees may elect to defer receipt of all or a portion of their annual fees under the Trustees' Deferred Compensation Plan ("the Plan"). Interest is accrued on amounts deferred under the Plan based on the prevailing 90 day Treasury Bill rate.

Distributions to Shareholders.

Cash Portfolio. Dividends are declared daily and paid monthly from net investment income.

Term Portfolio. Dividends are declared daily and paid monthly from net investment income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for market discount, capital loss carryforwards and losses deferred due to excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective July 1, 2001, Term Portfolio will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Term Portfolio. Purchases and sales of long-term U.S. government and government agency obligations aggregated $80,204,210 and $87,357,496, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As each fund's investment adviser, FMR receives a fee that is based upon a graduated series of rates ranging from .215% to .275% of each fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by each fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees. For the period, the management fees paid to FMR were equivalent to an annualized rate of .24% and .27% for the Cash and Term Portfolios, respectively.

Sub-Adviser Fee. As each funds' investment sub-adviser, Fidelity Investments Money Management, Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect, and after reducing the fee for any payments by FMR pursuant to each fund's Distribution and Service Plan.

Distribution and Service Plan. Pursuant to the Distribution and Service Plans (the Plans), and in accordance with Rule 12b-1 of the 1940 Act, FMR pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee that is based on a graduated series of rates ranging from .07% to .08% of each fund's average net assets. For the period, FMR paid FDC $1,153,176 and $30,466 on behalf of Cash and Term Portfolios, respectively, of which FDC paid $850,940 and $23,023, respectively, to Sterling Capital Distributors, Inc. (Sterling). Effective November 16, 2000, FDC no longer distributes shares of the Trust through Sterling.

Semiannual Report

5. Expense Reductions.

Through arrangements with the funds' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. For the period, Cash and Term Portfolios' expenses were reduced by $3,610 and $44 respectively, under these arrangements.

6. Beneficial Interest.

At the end of the period, two shareholders were each record owners of more than 10% of the total outstanding shares of Term Portfolio, totaling 24%.

Semiannual Report

Proxy Voting Results

A special meeting of the funds' shareholders was held on January 24, 2001. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents a single share held on the record date for the meeting.

PROPOSAL 1
To elect as Trustees the following seven nominees.*
	# of Votes Cast	% of Votes Cast
Harlan E. Boyles
Affirmative	1,928,810,654.664	92.227
Withheld	15,027,101.800	0.773
TOTAL	1,943,837,756.464	100.000
John David "J.D." Foust
Affirmative	1,928,810,654.664	99.227
Withheld	15,027,101.800	0.773
TOTAL	1,943,837,756.464	100.000
Fred L. Henning, Jr.
Affirmative	1,928,810,654.664	99.227
Withheld	15,027,101.800	0.773
TOTAL	1,943,837,756.464	100.000
William O. McCoy
Affirmative	1,928,810,654.664	99.227
Withheld	15,027,101.800	0.773
TOTAL	1,943,837,756.464	100.000
	# of Votes Cast	% of Votes Cast
James Grubbs Martin
Affirmative	1,928,810,654.664	99.227
Withheld	15,027,101.800	0.773
TOTAL	1,943,837,756.464	100.000
Helen A. Powers
Affirmative	1,918,810,654.664	99.227
Withheld	15,027,101.800	0.773
TOTAL	1,943,837,756.464	100.000
J. Calvin Rivers, Jr.
Affirmative	1,928,810,654.664	99.227
Withheld	15,027,101.800	0.773
TOTAL	1,943,837,756.464	100.000

*Denotes trust-wide proposals and voting results.

Semiannual Report

PROPOSAL 2
To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.
Cash Portfolio
	# of Votes Cast	% of Votes Cast
Affirmative	1,923,873,841.610	99.288
Against	0.000	0.000
Abstain	13,805,455.950	0.712
TOTAL	1,937,679,297.560	100.000
Term Portfolio
	# of Votes Cast	% of Votes Cast
Affirmative	6,158,458.904	100.000
Against	0.000	0.000
Abstain	0.000	0.000
TOTAL	6,158,458.904	100.000
PROPOSAL 3
To approve an amended Management Contract for each fund.
Cash Portfolio
	# of Votes Cast	% of Votes Cast
Affirmative	1,913,115,854.130	98.732
Against	0.000	0.000
Abstain	24,563,443.430	1.268
TOTAL	1,937,679,297.560	100.000
Term Portfolio
	# of Votes Cast	% of Votes Cast
Affirmative	6,158,458.904	100.000
Against	0.000	0.000
Abstain	0.000	0.000
TOTAL	6,158,458.904	100.000
PROPOSAL 4
To approve an amended Distribution and Service Plan for each fund.
Cash Portfolio
	# of Votes Cast	% of Votes Cast
Affirmative	1,894,127,903.310	97.752
Against	18,987,950.820	0.980
Abstain	24,563,443.430	1.268
TOTAL	1,937,679,297.560	100.000
Term Portfolio
	# of Votes Cast	% of Votes Cast
Affirmative	6,158,458.904	100.000
Against	0.000	0.000
Abstain	0.000	0.000
TOTAL	6,158,458.904	100.000
PROPOSAL 5
To eliminate the fundamental investment limitation concerning restricted and illiquid securities for each fund.
Cash Portfolio
	# of Votes Cast	% of Votes Cast
Affirmative	1,837,928,757.250	94.852
Against	76,055,284.240	3.925
Abstain	23,695,256.070	1.223
TOTAL	1,937,679,297.560	100.000
Term Portfolio
	# of Votes Cast	% of Votes Cast
Affirmative	6,158,458.904	100.000
Against	0.000	00.000
Abstain	0.000	00.000
TOTAL	6,158,458.904	100.000

Semiannual Report

Trustees

Harlan E. Boyles *

John David "J.D." Foust *

Fred L. Henning, Jr.

James Grubbs Martin *

William O. McCoy *

Helen A. Powers *

J. Calvin Rivers, Jr.

Officers

Fred L. Henning, Jr., President

Robert C. Pozen, Senior Vice President

J. Calvin Rivers, Jr., Vice President

Dwight D. Churchill, Vice President

Boyce I. Greer, Vice President

Robert K. Duby, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

David H. Potel, Assistant Secretary

Custodian

First Union National Bank of North Carolina
Charlotte, NC

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Sub-Adviser

Fidelity Investments Money Management, Inc.

Transfer Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

* Independent trustees